SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 16, 2004

                  Aquatic Cellulose International Corporation
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                        0-27063              82-0381904
------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission          (IRS Employer
    of Incorporation)                File Number)       Identification No.)


2504 - 43rd Street, Suite 5, Vernon, BC                         VIT  6L1
---------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (250) 558-4216


                 3704 32nd Street, Suite 301 Vernon, BC    VIT 5N6
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 4.    Change in Registrant's Certifying Accountants.

         Stonefield Josephson, Inc. (the "Former Accountants") was previously the independent auditors for Aquatic Cellulose International Corporation ("AQCI"). On or about May 30, 2003, Aquatic Cellulose International Corporation and Stonefield Josephson, Inc., mutually parted ways. AQCI officially engaged Wong Johnson & Associates on February 16, 2004, to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002 and May 31, 2003. The decision to change was based on financial considerations and was approved by the audit committee. There were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with the AQCI's reports.

         AQCI's Board of Directors has approved the change in Certifying Accountants from the Former Accountants to Wong Johnson & Associates.

         The Former Accountants' performed interim reviews of the Form 10QSB's and did not participate in auditing AQCI's financial statements for any fiscal year and therefore could not extend an opinion of any nature on AQCI. During the most recent two years ended May 31, 2003 and 2002 and until the engagement of Wong Johnson & Associates, the Registrant has not consulted with Wong Johnson & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Wong Johnson & Associates concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

         Fiscal year 2002 was originally audited by Merdinger, Fruchter , Rosen and Company, P.C. who decided to cease auditing publicly traded companies and informed ACQI of their decision on December 18, 2002 (see Form 8-K filed January 10, 2003). Fiscal year 2001 was audited by KPMG LLP. AQCI's decision to change auditors at this time was based on financial considerations (see Form 8-K filed March 27, 2002. As reported in the referenced Form 8-K's filed, there were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         As a result of Merdinger, Fruchter , Rosen and Company, P.C. decision to cease auditing publicly traded companies, Wong Johnson & Associates will be auditing fiscal year 2002 again and an amended Form 10KSB will be filed shortly. Subsequently the Form 10KSB for fiscal year 2003 and all interim reports will be filed.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

 Item 7(c.)       Exhibits

         The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

EXHIBIT           NAME OF EXHIBIT
-------           ---------------

 16.1             Letter from Stonefield Josephson, Inc.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 18, 2004   Aquatic Cellulose International Corporation


/s/ SHERIDAN WESTGARDE    Director, Chief Executive Officer,  February 19, 2004
    ------------------
    Sheridan Westgarde    President and Chief Accounting Officer





                                       3